Accounts payable	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Accounts payable	Accounts payable
The following is a table summarizing the components of our accounts payable as of December 31, 2024 and 2023:

	At December 31,
In thousands of U.S. dollars	2024	2023
Scorpio Ship Management S.A.M. (SSM)	$2,979	$2,131
Scorpio MR Pool Limited	1,726	180
Scorpio LR2 Pool Limited	1,695	2
Amounts due to a related party bunker supplier	579	95
Scorpio Commercial Management S.A.M. (SCM)	250	260
Amounts due to related party port agents	247	260
Amounts due to a related party carbon emission manager	71	—
Scorpio Services Holding Limited (SSH)	7	283
Scorpio Handymax Tanker Pool Limited	—	434
Mercury Pool Limited	—	10

Accounts payable to related parties	7,554	3,655

European Union Allowance (EUA) payables (1)	12,415	—
Suppliers	12,244	6,349
	$32,213	$10,004
(1) European Union Allowance (EUA) payables relate to our compliance with the European Emissions Trading System ("EU ETS") which was expanded to the maritime industry as of January 1, 2024. The EU ETS sets a cap on the total amount of certain greenhouse gases that can be emitted by covered entities, and these entities are allocated or required to purchase permits (allowances) for their emissions. Under the EU ETS requirements, we buy EU allowances to offset the greenhouse gas emissions from our vessels that trade to, from, and within the European Union and European Economic Area and submit these allowances to regulators as proof of compliance. Our vessels incur the costs of carbon emissions and these costs are passed along to the customers in most cases.
Other than the EUA payables, which are due September 2025, the majority of accounts payable are settled with a cash payment within 90 days. No interest is charged on accounts payable. We consider that the carrying amount of accounts payable approximates fair value.